UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2006

Opteum Inc. (formerly Bimini Mortgage Management, Inc.)

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32171	72-1571637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3305 Flamingo Drive, Vero Beach, Florida 32963

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (772) 231-1400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 8, 2006, Bimini Mortgage Management, Inc. filed an amendment to its Articles of Amendment and Restatement, changing its name from Bimini Mortgage Management, Inc. to Opteum Inc., effective at 8:30 AM on February 10, 2006.  A copy of the Articles of Amendment is attached hereto as Exhibit 3.1.

Item 8.01.	Other Events.

In connection with the change of its corporate name, Bimini Mortgage Management, Inc. changed the trading symbol for its common stock listed on the New York Stock Exchange from “BMM” to “OPX,” effective at 8:30 AM on February 10, 2006.  On February 6, 2006, it issued a press release announcing the change of its corporate name and the change of its trading symbol.  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.	EXHIBITS

The following exhibits are filed pursuant to Item 601 of Regulation S-K:

3.1 - Articles of Amendment effective February 10, 2006

99.1 - Press release dated February 6, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2006	Opteum Inc.

	By:	/s/ Jeffrey J. Zimmer
Jeffrey J. Zimmer
Chairman, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.

3.1 - Articles of Amendment effective February 10, 2006 99.1 - Press release dated February 6, 2006